Exhibit 99.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350,
CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002  (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of UNOVA, Inc., a Delaware corporation, (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the “10-Q Report”) that:

(1)                                  the 10-Q report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to UNOVA, Inc. and will be retained by UNOVA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Michael E. Keane
Michael E. Keane
Chief Financial Officer
May 13, 2003